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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 Current Report

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934

                                 August 31, 2006
                Date of Report (Date of earliest event reported)

                          COLLINS & AIKMAN CORPORATION
             (Exact name of registrant as specified in its charter)

            Delaware                       1-10218                13-3489233
(State or other jurisdiction of          (Commission           (I.R.S. Employer
 incorporation or organization)         file number)         Identification No.)
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                              26533 Evergreen Road
                           Southfield, Michigan 48076
                    (Address of principal executive offices)

                                 (248) 728-4500
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

                                   ----------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01. Other Events

On August 30, 2006, Collins & Aikman Corporation (the "Company"), Collins &
Aikman Products Co. and thirty-five of their direct and indirect wholly-owned subsidiaries incorporated or organized in the United States (collectively, the "Debtors"), filed with the United States Bankruptcy Court for the Eastern
District of Michigan (the "Bankruptcy Court"): (a) Joint Plan of Reorganization of Collins & Aikman Corporation and its Debtor Subsidiaries (the "Plan") and (b) a related Disclosure Statement (the "Disclosure Statement"). A copy of a press release announcing the filing of the Plan and the Disclosure Statement, and copies of the Plan and Disclosure Statement as filed with the Bankruptcy Court, are attached hereto as Exhibits 99.1, 99.2 and 99.3, respectively, and incorporated herein by reference. All information contained in the Plan is subject to change as a result of amendments thereto. All information contained in the Disclosure Statement is subject to change, whether as a result of amendments to the Plan, actions of third parties or otherwise.

Bankruptcy law does not permit solicitation of acceptances of the Plan until the Bankruptcy Court approves the Disclosure Statement. Accordingly, this announcement is not intended to be, nor should it be construed as, a solicitation for a vote on the Plan. The Plan will become effective only if it receives the requisite stakeholder approval and is confirmed by the Bankruptcy
Court.

Item 9.01  Financial Statement and Exhibits.

     (c)  Exhibits

          99.1 Press Release dated August 31, 2006 issued by Collins & Aikman
          Corporation.

          99.2 Joint Plan of Reorganization of Collins & Aikman Corporation and its Debtor Subsidiaries.

          99.3 Disclosure Statement for the Joint Plan of Reorganization of
          Collins & Aikman Corporation and its Debtor Subsidiaries.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: August 31, 2006

                                        COLLINS & AIKMAN CORPORATION


                                        By: /s/ Stacy Fox
                                            ----------------------------------
                                        Name: Stacy Fox
                                        Title: Executive Vice President, Chief
                                               Administrative Officer & General
                                               Counsel
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                                  EXHIBIT INDEX

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
EXHIBIT
  NO.                                   DESCRIPTION
-------                                 -----------
  99.1    Press Release dated August 31, 2006 issued by Collins & Aikman
          Corporation.

  99.2    Joint Plan of Reorganization of Collins & Aikman Corporation and its
          Debtor Subsidiaries.

  99.3    Disclosure Statement for the Joint Plan of Reorganization of Collins &
          Aikman Corporation and its Debtor Subsidiaries.
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